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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2009

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	333-159338 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)
Registrant's telephone number, including area code		(770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation.

        On December 10, 2009, the Development Authority of Heard County (Georgia) and the Development Authority of Monroe County (Georgia) (the "Monroe Authority") issued, on Oglethorpe's behalf, $101,115,000 in aggregate principal amount of tax-exempt pollution control revenue bonds (the "Series 2009 New Money Bonds") for the purpose of financing or refinancing the costs of Oglethorpe's undivided interest in certain sewage or solid waste disposal facilities at two of Oglethorpe's electric generating facilities. The Series 2009 New Money Bonds were issued as variable rate demand bonds and initially bear interest in the weekly rate mode. J.P. Morgan Securities Inc. is serving as the initial remarketing agent. In connection with the issuance of the Series 2009 New Money Bonds, Oglethorpe issued separate promissory notes, secured under Oglethorpe's Mortgage Indenture, that evidence Oglethorpe's obligations to make payments that correspond to payments due under each series of the Series 2009 New Money Bonds. $7,485,000 of the Series 2009 New Money Bonds will have a bullet maturity in 2038 and $93,630,000 of the Series 2009 New Money Bonds are subject to mandatory sinking fund redemption in 2030 and 2034 with a final maturity date in 2036.

        Also, on December 10, 2009 the Monroe Authority issued, on Oglethorpe's behalf, $10,940,000 in aggregate principal amount of tax-exempt pollution control revenue bonds (the "Series 2009 Refunding Bonds") for the purpose of refinancing certain outstanding tax-exempt pollution control revenue bonds issued by the Monroe Authority on Oglethorpe's behalf. The Series 2009 Refunding Bonds were issued as variable rate demand bonds and initially bear interest in the weekly rate mode. J.P. Morgan Securities Inc. is serving as the initial remarketing agent. In connection with the issuance of the Series 2009 Refunding Bonds, Oglethorpe issued a promissory note, secured under Oglethorpe's Mortgage Indenture, that evidences Oglethorpe's obligations to make payments that correspond to payments due under the Series 2009 Refunding Bonds. The Series 2009 Refunding Bonds have a bullet maturity in 2030.

        Principal and interest on the Series 2009 New Money Bonds and the Series 2009 Refunding Bonds (together, the "Bonds"), and the purchase price of the Bonds that are tendered in accordance with the terms of the Bonds and not remarketed, are payable from an irrevocable direct-pay letter of credit for each series issued by JPMorgan Chase Bank, N.A. Each letter of credit will expire on December 10, 2012, unless earlier terminated, renewed or extended.

Exhibit 9.01 Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits

None.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: December 10, 2009	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer

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  Item 2.03. Creation of a Direct Financial Obligation.
SIGNATURES